EXHIBIT 32.1
CERTIFICATION OF OFFICERS
OF THE FASHION HOUSE HOLDINGS, INC.
PURSUANT TO 18 USC ss. 1350
I, John Hanna, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (a) The quarterly report on Form 10-QSB for the period ended September 30, 2005 of The Fashion House Holdings, Inc. (the “Company”), fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and
     (b) Information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 30, 2005	/s/ John Hanna
By: John Hanna,
Chief Executive Officer

I, Michael McHugh, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (c) The quarterly report on Form 10-QSB for the period ended September 30, 2005 of The Fashion House Holdings, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and
     (d) Information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 30, 2005	/s/ Michael McHugh
By: Michael McHugh
Chief Financial Officer and Principal Accounting Officer